NEWS
                                                     Delta and Pine Land Company
                                                     P.O. Box 157
                                                     Scott, Mississippi 38772
--------------------------------------------------------------------------------

Contact: Investors                             Media
         Tom Jagodinski                        Stephanie Pillersdorf/Keil Decker
         Delta and Pine Land Company           Citigate Sard Verbinnen
         (662) 742-4518                        (212) 687-8080


                       DELTA AND PINE LAND COMPANY REPORTS
                 SECOND QUARTER AND SIX-MONTH FINANCIAL RESULTS

SCOTT, MS, March 26, 2003 -- Delta and Pine Land Company (NYSE:DLP)
("D&PL"), a leading commercial breeder, producer and marketer of cotton planting seed, today announced financial results for the second fiscal quarter and six months ended February 28, 2003.

Second Quarter and Six-Month Results
Net income for the second quarter was $0.48 per diluted share, excluding legal expenses of $0.07 related to the Monsanto (NYSE: MON) / Pharmacia (NYSE: PHA) litigation, compared to last year's second quarter net income of $0.46 per diluted share, excluding Monsanto/Pharmacia legal expenses of $0.02 per diluted share. For the second quarter, net income after legal expenses related to the Monsanto/Pharmacia litigation was $0.41 per diluted share compared to last year's second quarter net income of $0.44 per diluted share after legal expenses.
Net sales and licensing fees for the 2003 second quarter decreased to $107.5 million from $111.9 million in the year-ago quarter. This decrease was primarily due to an expected shift of sales into the third quarter as a result of a new inventory management strategy whereby inventory shipments to distributors are more closely timed to farmer orders. Although second quarter sales were lower than in the prior year, net income, excluding Monsanto/Pharmacia legal fees, increased due to higher margins on cottonseed sales resulting primarily from the introduction of higher priced products.
Net income for the 2003 six-month period was $0.33 per diluted share, excluding legal expenses related to the Monsanto/Pharmacia litigation and special charges, compared to net income of $0.35 per diluted share, excluding Monsanto/Pharmacia litigation expenses, for the same period last year. Net income after Monsanto/Pharmacia legal expenses and special charges for the 2003 six-month period was $0.22 per diluted share, a decrease from $0.33 per diluted share after legal expenses for the comparable prior year period. For the six months ended February 28, 2003, legal expenses related to the Monsanto/Pharmacia litigation were $0.10 per diluted share and special charges were $0.01 per diluted share related to costs associated with closing a Company facility in Centre, Alabama and a reduction in workforce at a joint venture in China. For the six months ended February 28, 2002, there were no special charges recorded and legal expenses related to the Monsanto/Pharmacia litigation was $0.02 per diluted share. Net sales for the six month period decreased to $113.1 million from $120.1 million in the comparable prior year period. The Company expected shifting of some U. S. cottonseed sales from the second quarter to the third quarter as part of a new inventory management strategy.
Tom Jagodinski, President and Chief Executive Officer, said, "We are pleased our results for the second quarter were in line with our stated expectations. For the third quarter, we have an adequate supply of seed and have begun to see an acceleration of seed shipments. In addition, early indications are that planted cotton acreage may increase slightly above 2002 acreage."

Stock Repurchase Plan
For the quarter ended February 28, 2003, the Company purchased 171,600 shares of its common stock at an aggregate purchase price of $3.4 million. The Company has repurchased 1,265,900 shares at an aggregate price of $22.9 million under its current $50 million stock buyback plan. The Company will continue to purchase its shares from time to time depending on market conditions and other factors.

Quarterly Dividend
The Company also announced its Board of Directors had declared a dividend of $0.06 per share for the third quarter. The dividend, payable to shareholders of record on May 30, 2003, will be paid on June 13, 2003.

Conference Call
D&PL will hold a conference call with the investment community to review this announcement on Wednesday, March 26, 2003, at 11 a.m. ET/10 a.m. CT. The call can be accessed by dialing 888-270-8028 (International, 706-679-0236). Live audio of the conference call will also be accessible at www.vcall.com. The call will be available on the website for 90 days, and will also be available by replay from 3 p.m. ET/2 p.m. CT on Wednesday, March 26 through midnight Tuesday, April 1 by dialing 800-642-1687 (International, 706-645-9291) and entering reservation number: 9391806.

About Delta and Pine Land Company
Delta and Pine Land Company is a leading commercial breeder, producer and marketer of cotton planting seed. Headquartered in Scott, Mississippi, with multiple offices in eight states and facilities in several foreign countries, D&PL also breeds, produces and markets soybean planting seed in the U.S. For more information, please refer to the Company's website at www.deltaandpine.com.

                                                          # # #

Certain matters discussed in this release are "forward-looking statements," including statements about the Company's future plans, goals and other events which have not yet occurred. These statements are intended to qualify for the safe harbors from liability provided by the Private Securities Litigation Reform Act of 1995. They can generally be identified because the context of such statements will include words such as "believes," "anticipates," "expects" or words of similar import. It is the nature of agricultural seed businesses that supply, demand and their timing are affected by many variables, including commodity prices, weather and government policy. Due to the seasonal nature of the seed business, the Company typically incurs losses in its first and fourth quarters. Additional risks and uncertainties with respect to the Company's business and forward looking statements are set forth in the Company's latest filings with the Securities and Exchange Commission.

                  DELTA AND PINE LAND COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                           FOR THE THREE MONTHS ENDED
                    (in thousands, except per share amounts)
                                   (Unaudited)


                                                                                            February 28,     February 28,
                                                                                                2002             2003
                                                                                           ---------------  ---------------
NET SALES AND LICENSING FEES                                                                    $ 111,867        $ 107,537
COST OF SALES                                                                                      71,745           65,376
                                                                                           ---------------  ---------------
GROSS PROFIT                                                                                       40,122           42,161
                                                                                           ---------------  ---------------
OPERATING EXPENSES:
      Research and development                                                                      4,560            4,646
      Selling                                                                                       2,934            2,802
      General and administrative                                                                    3,354            4,330
                                                                                           ---------------  ---------------
                                                                                                   10,848           11,778
                                                                                           ---------------  ---------------
      Special Charges                                                                                   -                -
                                                                                           ---------------  ---------------
OPERATING INCOME                                                                                   29,274           30,383
INTEREST INCOME, net                                                                                  477              194
OTHER EXPENSE                                                                                      (3,129)          (4,357)
EQUITY IN NET LOSS OF AFFILIATE                                                                         -             (481)
MINORITY INTEREST IN LOSS / (EARNINGS) OF SUBSIDIARIES                                                936             (861)
                                                                                           ---------------  ---------------

INCOME BEFORE INCOME TAXES                                                                         27,558           24,878
INCOME TAX PROVISION                                                                                9,784            8,746
                                                                                           ---------------  ---------------
NET INCOME                                                                                         17,774           16,132
DIVIDENDS ON PREFERRED STOCK                                                                          (53)             (64)
                                                                                           ---------------  ---------------
NET INCOME APPLICABLE TO COMMON SHARES                                                           $ 17,721         $ 16,068
                                                                                           ---------------  ---------------

BASIC EARNINGS PER SHARE                                                                           $ 0.46           $ 0.42
                                                                                           ---------------  ---------------

DILUTED EARNINGS PER SHARE                                                                         $ 0.44           $ 0.41
                                                                                           ---------------  ---------------

NUMBER OF SHARES USED IN BASIC EARNINGS
      PER SHARE CALCULATIONS                                                                       38,454           38,124
                                                                                           ---------------  ---------------

NUMBER OF SHARES USED IN DILUTED EARNINGS
      PER SHARE CALCULATIONS                                                                       39,991           39,556
                                                                                           ---------------  ---------------

DIVIDENDS PER COMMON SHARE                                                                         $ 0.05           $ 0.06
                                                                                           ---------------  ---------------

                  DELTA AND PINE LAND COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF OPERATIONS
                            FOR THE SIX MONTHS ENDED
                    (in thousands, except per share amounts)
                                   (Unaudited)

                                                                                            February 28,     February 28,
                                                                                                2002             2003
                                                                                           ---------------  ---------------
NET SALES AND LICENSING FEES                                                                    $ 120,120        $ 113,136
COST OF SALES                                                                                      77,194           69,215
                                                                                           ---------------  ---------------
GROSS PROFIT                                                                                       42,926           43,921
                                                                                           ---------------  ---------------
OPERATING EXPENSES:
      Research and development                                                                      8,642            8,652
      Selling                                                                                       5,468            5,221
                                                                                           ---------------  ---------------
      General and administrative                                                                    6,626            7,897
                                                                                           ---------------  ---------------
                                                                                                   20,736           21,770
                                                                                           ---------------  ---------------
      Special Charges                                                                                   -             (500)
                                                                                           ---------------  ---------------
OPERATING INCOME                                                                                   22,190           21,651
INTEREST INCOME, net                                                                                1,158              582
OTHER EXPENSE                                                                                      (3,215)          (6,484)
EQUITY IN NET LOSS OF AFFILIATE                                                                         -             (941)
MINORITY INTEREST IN LOSS / (EARNINGS) OF SUBSIDIARIES                                                472           (1,318)
                                                                                           ---------------  ---------------

INCOME BEFORE INCOME TAXES                                                                         20,605           13,490
INCOME TAX PROVISION                                                                                7,316            4,789
                                                                                           ---------------  ---------------
NET INCOME                                                                                         13,289            8,701
DIVIDENDS ON PREFERRED STOCK                                                                         (106)            (117)
                                                                                           ---------------  ---------------
NET INCOME APPLICABLE TO COMMON SHARES                                                           $ 13,183          $ 8,584
                                                                                           ---------------  ---------------


NET INCOME APPLICABLE TO COMMON SHARES BEFORE SPECIAL CHARGES                                    $ 13,183          $ 8,906
                                                                                           ---------------  ---------------

BASIC EARNINGS PER SHARE:

NET INCOME BEFORE SPECIAL CHARGES                                                                  $ 0.34           $ 0.24
SPECIAL CHARGES, net of tax                                                                             -            (0.01)
                                                                                           ---------------  ---------------
NET INCOME                                                                                         $ 0.34           $ 0.23

DILUTED EARNINGS PER SHARE:

NET INCOME BEFORE SPECIAL CHARGES                                                                  $ 0.33           $ 0.23
SPECIAL CHARGES, net of tax                                                                             -            (0.01)
                                                                                           ---------------  ---------------
NET INCOME                                                                                         $ 0.33           $ 0.22

NUMBER OF SHARES USED IN BASIC EARNINGS
      PER SHARE CALCULATIONS                                                                       38,420           38,150
                                                                                           ---------------  ---------------

NUMBER OF SHARES USED IN DILUTED EARNINGS
      PER SHARE CALCULATIONS                                                                       39,871           39,551
                                                                                           ---------------  ---------------

DIVIDENDS PER COMMON SHARE                                                                         $ 0.10           $ 0.11
                                                                                           ---------------  ---------------

                  DELTA AND PINE LAND COMPANY AND SUBSIDIARIES
                           CONSOLIDATED BALANCE SHEETS
               (in thousands, except share and per share amounts)
                                   (Unaudited)


                                                                             February 28,     August 31,    February 28,
                                                                                 2002           2002           2003
                                                                            ---------------  ------------  --------------

ASSETS
CURRENT ASSETS:
     Cash and cash equivalents                                                    $ 57,613     $ 109,091        $ 60,316
     Receivables, net                                                              141,038       145,876         128,152
     Inventories                                                                    67,991        40,021          54,914
     Prepaid expenses                                                                1,438         2,266           1,365
     Deferred income taxes                                                           8,456        11,214          11,219
                                                                             --------------  ------------  --------------
          Total current assets                                                     276,536       308,468         255,966
                                                                             --------------  ------------  --------------
PROPERTY, PLANT and EQUIPMENT, net                                                  60,436        63,401          62,476
EXCESS OF COST OVER NET ASSETS OF
     BUSINESS ACQUIRED, net                                                          4,184         4,187           4,187
INTANGIBLES, net                                                                     4,225         4,032           4,993
INVESTMENT IN AFFILIATE                                                                  -           695             354
OTHER ASSETS                                                                         2,316         2,359           2,025
                                                                             --------------  ------------  --------------
          Total non-current assets                                                  71,161        74,674          74,035
                                                                             --------------  ------------  --------------
                                                                                 $ 347,697     $ 383,142       $ 330,001
                                                                             --------------  ------------  --------------
LIABILITIES AND STOCKHOLDERS' EQUITY
CURRENT LIABILITIES
     Notes payable                                                                    $ 96       $ 1,763           $ 173
     Accounts payable                                                               18,565        16,447           7,786
     Accrued expenses                                                              108,862       143,533          97,691
     Income taxes payable                                                           11,079        12,381          12,351
                                                                             --------------  ------------  --------------
          Total current liabilities                                                138,602       174,124         118,001
                                                                             --------------  ------------  --------------
LONG-TERM DEBT, less current maturities                                              1,624         1,176           1,973
                                                                             --------------  ------------  --------------
DEFERRED INCOME TAXES                                                                4,732         3,121           3,129
                                                                             --------------  ------------  --------------
MINORITY INTEREST IN SUBSIDIARIES                                                    7,058         2,514           3,832
                                                                             --------------  ------------  --------------

STOCKHOLDERS' EQUITY
     Preferred stock, par value $0.10 per share; 2,000,000 shares authorized:
          Series A Junior Participating Preferred, par value $0.10 per share;
          456,989 shares authorized; no shares issued or outstanding                    -            -               -
          Series M Convertible Non-Voting Preferred, par value $0.10 per share;
          1,066,666 shares authorized, issued, and outstanding                         107           107             107
     Common stock, par value $0.10 per share;
          100,000,000 shares authorized;  39,252,099; 39,311,571 and 39,391,105
          shares issued; 38,476,333; 38,204,405 and 38,030,939  shares outstanding   3,925         3,931           3,939
     Capital in excess of par value                                                 50,776        51,563          52,662
     Retained earnings                                                             159,265       172,381         176,774
     Accumulated other comprehensive loss                                           (4,660)       (5,939)         (5,689)
     Treasury Stock at cost, 775,766; 1,107,166 and 1,360,166 shares               (13,732)      (19,836)        (24,727)
                                                                             --------------  ------------  --------------
          Total stockholders' equity                                               195,681       202,207         203,066
                                                                             --------------  ------------  --------------

                                                                                 $ 347,697     $ 383,142       $ 330,001
                                                                             --------------  ------------  --------------

                  DELTA AND PINE LAND COMPANY AND SUBSIDIARIES
                      CONSOLIDATED STATEMENTS OF CASH FLOWS
                            FOR THE SIX MONTHS ENDED
                                 (in thousands)
                                   (Unaudited)


                                                                                            February 28,     February 28,
                                                                                                2002             2003
                                                                                           ---------------   --------------


CASH FLOWS FROM OPERATING ACTIVITIES:
Net income                                                                                       $ 13,289          $ 8,701
Adjustments to reconcile net income to net cash used in
   operating activities:
     Depreciation and amortization                                                                  3,364            3,755
     Noncash items associated with special charges and disposition of assets                           23              (11)
     Equity in net loss of affiliate                                                                    -              941
     Minority interest in net (loss) / income of subsidiaries                                        (472)           1,318
     Change in deferred income taxes                                                                  244                -
     Changes in assets and liabilities:
          Receivables                                                                              35,139           18,385
          Inventories                                                                             (31,552)         (14,971)
          Prepaid expenses                                                                            700            1,268
          Intangibles and other assets                                                               (115)            (295)
          Accounts payable                                                                          3,286           (8,702)
          Accrued expenses                                                                        (66,223)         (46,143)
          Income taxes payable                                                                     (4,547)             230
                                                                                             -------------   --------------
          Net cash used in operating activities                                                   (46,864)         (35,524)
                                                                                             -------------   --------------

CASH FLOWS FROM INVESTING ACTIVITIES:
     Purchases of property and equipment                                                           (3,435)          (2,358)
     Sale of investments and property                                                                  22               33
     Investment in affiliate                                                                           -              (600)
                                                                                             -------------   --------------
         Net cash used in investing activities                                                     (3,413)          (2,925)
                                                                                             -------------   --------------

CASH FLOWS FROM FINANCING ACTIVITIES:
     Payments of short-term debt                                                                   (2,951)          (1,887)
     Payments of long-term debt                                                                      (103)               -
     Dividends paid                                                                                (3,947)          (4,308)
     Proceeds from long-term debt                                                                     620                -
     Proceeds from short-term debt                                                                  1,263              410
     Payments to acquire treasury stock                                                            (3,856)          (4,891)
     Proceeds from exercise of stock options                                                        1,962              815
                                                                                             -------------   --------------
          Net cash used in financing activities                                                    (7,012)          (9,861)
                                                                                             -------------   --------------

EFFECTS OF FOREIGN CURRENCY EXHANGE RATES                                                             899             (465)

NET DECREASE IN CASH AND CASH EQUIVALENTS                                                         (56,390)         (48,775)
CASH AND CASH EQUIVALENTS, August 31                                                              114,003          109,091
                                                                                             -------------   --------------
CASH AND CASH EQUIVALENTS, February 28                                                           $ 57,613         $ 60,316
                                                                                             -------------   --------------

SUPPLEMENTAL DISCLOSURES OF CASH FLOW INFORMATION:
     Cash paid during the six months for:
         Interest, net of capitalized interest                                                      $ 100             $ 20
         Income taxes                                                                            $ 13,000          $ 4,800
     Noncash financing activities:
         Tax benefit of stock option exercises                                                      $ 400            $ 300